UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004
                                                        -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-30275                   23-3057155
 -----------------          ------------------------     ----------------------
 (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)


       One Logan Square
  130 N. 18th St., Suite 2615
  Philadelphia, Pennsylvania                           19103
---------------------------------------            -------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

         On November 3, 2004, I-trax, Inc. issued a press release releasing its financial results for the three and nine months ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 9.01         Exhibits.

99.1              Press release, issued November 3, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           I-TRAX, INC.




Date:  November 8, 2004                    By:   /s/ Frank A. Martin
                                               -------------------------------
                                           Name:   Frank A. Martin
                                           Title:  Chief Executive Officer


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